                          _____________________________
                          _____________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                  March 7, 1997


                                 XYTRONYX, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                ----------------
                 (State or other jurisdiction of incorporation)

          0-14838                                        36-3258753
     -----------------                         ------------------------------
  (Commission File Number)                  (IRS Employer Identification Number)

                               6730 Mesa Ridge Rd.
                                     Suite A
                           San Diego, California 92121
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (619) 550-3900
                                                     --------------

Item 5.  Other Events.

News release dated March 7, 1997, (the "News Release") announcing that the Company completed its previously announced sale of $10 million of Premium Preferred Units-TM- including $3.345 million raised on December 19, 1996, resulting in aggregate net proceeds of $8.7 million. The Company also announced that a successful animal study suggests IN VIVO proof of principle for its Photodynamic Immunotherapy-TM- (PDIT-TM-) for the treatment of metastatic breast cancer. In addition, together with Binary Therapeutics, Inc. (BTI), Xytronyx has agreed to extend the option period during which Xytronyx may elect to consummate the merger with BTI, the holder of certain photodynamic therapy technology. The News Release filed as Exhibit 99.1 hereto, is hereby incorporated into this Report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   EXHIBITS.  The following exhibit accompanies this Report:

     Exhibit
     Number                        Exhibit Description
     ------                        -------------------
     99.1
                    News release dated March 7, 1997 announcing that the Company completed its previously announced sale of $10 million of Premium Preferred Units-TM- including $3.345 million raised on December 19, 1996, resulting in aggregate net proceeds of $8.7 million. The Company also announced that a successful animal study suggests IN VIVO proof of principle for its Photodynamic Immunotherapy-TM- (PDIT-TM-) for the treatment of metastatic breast cancer. In addition, together with Binary Therapeutics, Inc. (BTI), Xytronyx has agreed to extend the option period during which Xytronyx may elect to consummate the merger with BTI, the holder of certain photodynamic therapy technology.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XYTRONYX, INC.


                                        By: /s/ H. Laurence Shaw
                                            --------------------------
                                        H. Laurence Shaw
Date: March 10, 1997                    Chairman and Chief Executive Officer

                                INDEX TO EXHIBITS



Exhibit                                                            Sequentially
Number                       Description of Exhibit                Numbered Page
------                       ----------------------                -------------

99.1 News release dated March 7, 1997 announcing that that the Company completed its previously announced sale of $10 million of Premium Preferred Units-TM- including $3.345 million raised on December 19, 1996, resulting in aggregate net proceeds of $8.7 million. The Company also announced that a successful animal study suggests IN VIVO proof of principle for its Photodynamic Immunotherapy-TM- (PDIT-TM-) for the treatment of metastatic breast cancer. In addition, together with Binary Therapeutics, Inc. (BTI), Xytronyx has agreed to extend the option period during which Xytronyx may elect to consummate the merger with BTI, the holder of certain photodynamic therapy technology.


                                        3